Exhibit 99.1

Contact:	Daniel Jarvis
313-594-2527
djarvis1@ford.com

FOR IMMEDIATE RELEASE

FORD CREDIT EARNS $401 MILLION IN SECOND QUARTER

DEARBORN, Mich., July 16, 2003 — Ford Motor Credit Company reported net income of $401 million in the second quarter of 2003, up $71 million from earnings of $330 million in the same period a year earlier. On a pre-tax basis, Ford Credit earned $661 million in the second quarter of 2003 compared with $519 million in the second quarter of 2002. The increase in earnings primarily reflects higher income related to securitizations and a lower provision for credit losses, offset partially by the impact of lower receivables.

Compared with the first quarter of 2003, earnings were down $41 million, reflecting primarily lower gains on sales of finance receivables, offset partially by higher financing margins.

“In this challenging environment, Ford Credit continues to provide stable performance,” said Greg Smith, Chairman and CEO. “We have made progress on several fronts this quarter, and we continue to focus on the basics of our business by providing support for our dealers and positive results for Ford Motor Company.”

On June 30, 2003, receivables on Ford Credit’s balance sheet totaled $134 billion, down $8 billion from June 30, 2002. The reduction primarily reflects lower retail and lease placement volumes, and higher sales of receivables in whole-loan sale transactions, offset partially by the accounting consolidation of a Ford Credit asset-backed commercial paper program. Managed receivables were $190 billion on June 30, 2003, compared with $207 billion on June 30, 2002, and $193 billion on March 31, 2003.

In June 2003, Ford Credit paid a dividend of $900 million, resulting in managed leverage of 12.9 to 1 on June 30, 2003.

Ford Credit is a wholly owned subsidiary of Ford Motor Company. Now in its 44th year, Ford Credit provides vehicle financing in 36 countries to more than 11 million customers and more than 12,500 automotive dealers. More information can be found at www.fordcredit.com and at Ford Credit’s investor center, www.fordcredit.com/investorcenter/.

Ford Motor Credit Company and Consolidated Subsidiaries
OPERATING HIGHLIGHTS

Net Income	Second Quarter		First Half

	2003	2002	2003	2002

		(in millions)
Income from continuing operations	$401	$326	$843	$575
Income from discontinued operations	0	4	0	11

Net Income	$401	$330	$843	$586

Memo: SFAS No. 133 included above	$68	$(13)	$82	$1
Financial statement return on equity	12%	10%	13%	9%
Income before income taxes	$661	$519	$1,388	$916

Balance Sheet Summary	June 30,
			March 31,	December 31,
	2003	2002	2003	2002

		(in billions)
Assets
Finance receivables
Retail installment	$76.8*	$78.9	$62.7	$68.4
Wholesale	20.7	16.5	18.1	16.4
Other	9.4	10.7	9.6	9.8

Total net finance receivables	$106.9	$106.1	$90.4	$94.6
Net investment in operating leases	26.9	35.5	29.0	31.6

Total net finance receivables and operating leases	$133.8	$141.6	$119.4	$126.2
Retained interest in securitized assets	14.5	11.5	18.1	17.6
All other assets	26.7	19.5	28.3	26.4

Total assets	$175.0	$172.6	$165.8	$170.2

Liabilities and Stockholder’s Equity
Debt — short-term	$29.2*	$15.6	$16.1	$16.2
Debt — long-term (includes notes payable within 1 year)	117.0	126.5	121.2	124.1

Total debt	$146.2	$142.1	$137.3	$140.3
All other liabilities	15.9	16.8	15.3	16.3

Total liabilities	$162.1	$158.9	$152.6	$156.6
Stockholder’s equity	12.9	13.7	13.2	13.6

Total liabilities and stockholder’s equity	$175.0	$172.6	$165.8	$170.2

Memo: Financial statement leverage (to 1)*	11.3	10.4	10.4	10.3
Managed Receivables*
Finance receivables
Retail installment	$111.0	$123.5	$112.2	$117.3
Wholesale	42.5	37.6	41.9	38.9
Other	9.4	10.7	9.6	9.8

Total net finance receivables	$162.9	$171.8	$163.7	$166.0
Net investment in operating leases	26.9	35.5	29.0	31.6

Total managed	$189.8	$207.3	$192.7	$197.6

Memo:
Managed leverage (to 1)*	12.9	13.3	12.8	12.8
Serviced-only receivables (receivables sold in whole-loan sales transactions)	$6.6	$0.0	$6.4	$5.0

*	See page 4 for additional information

Ford Motor Credit Company and Consolidated Subsidiaries
OPERATING HIGHLIGHTS

Select Operating & Financial Metrics		Second Quarter		First Half

		2003	2002	2003	2002

Financing Shares
Ford & Lincoln/Mercury retail installment & lease	United States	34%	37%	35%	40%
	Europe	32	35	31	34
Ford & Lincoln/Mercury wholesale	United States	83	85	83	85
	Europe	96	96	97	96
Contract volume - New and used retail/lease (in thousands)
United States		491	631	963	1,294
Europe		223	246	444	484
Other international		160	189	315	341

Total contract volume		874	1,066	1,722	2,119

Borrowing Cost Rate		4.3%	5.1%	4.4%	5.2%
Credit losses (in millions)
On-balance sheet
Retail installment & lease		$421	$524	$915	$1,094
Wholesale		17	8	17	16
Other		14	14	13	21

Total		$452	$546	$945	$1,131

Loss-to-receivables (LTR) Retail installment & lease		1.81%*	1.86%	1.92%*	1.91%
Wholesale		0.35	0.19	0.19	0.21
Total including other		1.50%*	1.58%	1.54%*	1.62%
Allowance for credit losses (in billions)		$3.2	$3.1	$3.2	$3.1
Allowance as a pct. of end-of-period receivables		2.42%	2.19%	2.42%	2.19%
Managed **
Retail installment & lease		$608	$614	$1,293	$1,282
Wholesale		19	8	20	16
Other		14	14	13	21

Total		$641	$636	$1,326	$1,319

Loss-to-receivables (LTR) Retail installment & lease		1.75%	1.56%	1.81%	1.60%
Wholesale		0.18	0.09	0.10	0.09
Total including other		1.35%	1.25%	1.37%	1.29%
Memo: Ford Credit U.S. retail & lease		1.72%	1.23%	1.77%	1.32%
Sales of Receivables
Income related to securitizations and whole-loan sales:
Gain-on-sale of finance receivables		$51	$18	$284	$231
Interest income, excess spread, servicing fees		621	501	1,279	926

Total income related to securitizations and whole loan sales		$672	$519	$1,563	$1,157

Impact of securitizations on net financing margin:
Impact of current-period securitizations		$(12)	$(12)	$(300)	$(244)
Impact of prior-period securitizations		(853)	(633)	(1,470)	(1,152)

Total impact of securitizations on financing margin		$(865)	$(645)	$(1,770)	$(1,396)

Pre-tax impact of securitizations and whole-loan sales		$(193)	$(126)	$(207)	$(239)
Tax		72	47	77	89

After-tax impact of securitizations and whole-loan sales		$(121)	$(79)	$(130)	$(150)

* Includes credit losses on reacquired receivables
Total excluding credit losses on reacquired receivables		1.44%	1.58%	1.51%	1.62%

**	See page 4 for additional information

Ford Motor Credit Company and Consolidated Subsidiaries
OPERATING HIGHLIGHTS

In evaluating Ford Credit’s financial performance, Ford Credit management uses financial statements and other financial measures in accordance with Generally Accepted Accounting Principles (GAAP). Included below are brief definitions of key terms, information about the impact of on-balance sheet securitization and a reconciliation of other measures.

KEY TERMS:

•	Managed receivables: receivables reported on Ford Credit’s balance sheet and receivables Ford Credit sold in off-balance sheet securitizations and continues to service.

•	Serviced-only receivables: receivables that Ford Credit sold in whole-loan sale transactions where Ford Credit retained no interest, but continues to service.

•	Managed credit losses: credit losses associated with receivables reported on Ford Credit’s balance sheet plus credit losses associated with receivables that Ford Credit sold in off-balance sheet securitizations and continues to service.

IMPACT OF ON-BALANCE SHEET SECURITIZATION: retail installment receivables reported on Ford Credit’s balance sheet includes receivables sold in securitizations. These receivables are available only to pay securitization investors and other participants and are not available to pay the obligations of Ford Credit or the claims of Ford Credit’s creditors. Debt reported on Ford Credit’s balance sheet includes debt issued to securitization investors which is payable solely out of collections on the receivables supporting the securitization and is not the obligation of Ford Credit.

RECONCILIATION OF MEASURES:

Finance Receivables and Operating Leases	Managed Receivables

	On-Balance	Off-Balance
	Sheet	Sheet	Total

		(in billions)
June 30, 2003
Retail installment contracts	$76.8	$34.2	$111.0
Wholesale	20.7	21.8	42.5
Other finance receivables	9.4	0.0	9.4
Net investment in operating leases	26.9	0.0	26.9

Total	$133.8	$56.0	$189.8

December 31, 2002
Retail installment contracts	$68.4	$48.9	$117.3
Wholesale	16.4	22.5	38.9
Other finance receivables	9.8	0.0	9.8
Net investment in operating leases	31.6	0.0	31.6

Total	$126.2	$71.4	$197.6

June 30, 2002
Retail installment contracts	$78.9	$44.6	$123.5
Wholesale	16.5	21.1	37.6
Other finance receivables	10.7	0.0	10.7
Net investment in operating leases	35.5	0.0	35.5

Total	$141.6	$65.7	$207.3

Leverage Calculation	June 30,
			March 31,	December 31,
	2003	2002	2003	2002

			(in billions)
Total debt	$146.2	$142.1	$137.3	$140.3
Total securitized receivables outstanding	56.0	65.7	73.3	71.4
Retained interest in securitized receivables	(14.5)	(11.5)	(18.1)	(17.6)
Adjustments for cash and cash equivalents	(9.7)	(4.2)	(11.7)	(6.8)
Adjustments for SFAS No. 133	(6.6)	(3.3)	(6.1)	(6.2)

Total adjusted debt	$171.4	$188.8	$174.7	$181.1

Total stockholder’s equity	$12.9	$13.7	$13.2	$13.6
Adjustments for SFAS No. 133	0.4	0.5	0.5	0.5
Adjustments for minority interest	*	*	*	*

Total adjusted equity	$13.3	$14.2	$13.7	$14.1

Managed leverage = adjusted debt / adjusted equity	12.9	13.3	12.8	12.8
Memo: Financial statement leverage = total debt / stockholder’s equity	11.3	10.4	10.4	10.3

*	Less than $50 million